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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that View Tech, Inc., a Delaware corporation (the "Company"), and the undersigned officers and directors of the Company, individually and in their respective capacities indicated below, hereby make, constitute and appoint Robert G. Hatfield and William M. McKay, or either of them, its and their true and lawful attorneys with power of substitution, to execute on behalf of the Company, the Form 10-K, including all exhibits and any and all amendments thereto; that Robert G. Hatfield and William M. McKay, or either of them, are each granted full power and authority to do and perform each and every act and thing whatsoever as either may deem necessary or advisable to the same extent and with the same effect as the undersigned might or could do personally in their respective capacities.

          This Power of Attorney may be signed by the undersigned in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear the date as set forth below. Furthermore, facsimile signatures shall be deemed to have the same effect as original signatures.

          Dated as of the 27th day of March, 1997.

                              VIEW TECH, INC.


Attest: /s/ William M. McKay           By: /s/ Robert G. Hatfield
        ----------------------------       ---------------------------------
        William M. McKay, Secretary    Robert G. Hatfield, Chief Executive
                                       Officer (Principal Executive Officer)

   /s/ Paul C. O'Brien                   /s/ William M. McKay
------------------------------------   -------------------------------------
Paul C. O'Brien                        William M. McKay
Chairman and Director                  (Principal Financial and Accounting
                                       Officer)

   /s/ John W. Hammon                    /s/ Franklin A. Reece, III
------------------------------------   -------------------------------------
John W. Hammon                         Franklin A. Reece, III
Director                               Vice President and Director


   /s/ David F. Millet                   /s/ Robert F. Leduc
------------------------------------   -------------------------------------
David F. Millet                        Robert F. Leduc
Director                               Director


   /s/ Calvin M. Carrera
------------------------------------
Calvin M. Carrera
Director